Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets [Abstract]
GOODWILL AND INTANGIBLE ASSETS

10. GOODWILL AND INTANGIBLE ASSETS

In accordance with FASB ASC 280, the Company tests goodwill for impairment annually at year end and the current year analysis was performed at December 31, 2011.

In performing step one of the impairment analysis as defined by FASB ASC 280, the market value assigned to the Company’s stock was based upon an acquisition value relative to recent acquisition transactions by companies in the Company’s geographic proximity and comparable size. The acquisition value is sensitive to both the fluctuation of the Company’s stock price and the stock price of peer companies. The analysis resulted in an estimated Company fair value above its carrying value, and therefore the Company was deemed to have no goodwill impairment during 2011. During the year ended December 31, 2010, the Company recorded a goodwill impairment charge of $89.7 million.

The Company has a core deposit premium intangible asset that resulted from previous acquisitions. The carrying value of this asset was $6.9 million, $10.6 million, and $14.3 million, at December 31, 2011, 2010 and 2009, respectively. The Company incurred amortization expense of $3.7 million, $3.7 million and $4.5 million on its core deposit intangible during the years ended December 31, 2011, 2010 and 2009, respectively.

Information regarding the Company’s expected amortization expense is as follows:

AMORTIZATION OF INTANGIBLE ASSETS

September 30,
Amount
Expected for Years Ended December 31,
2012	3,685
2013	2,457
2014	805
2015	—
2016	—
Thereafter	—

Total	$6,947